                               JARDEN CORPORATION

            AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

          This AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of March 31, 2004 and entered into by and among JARDEN CORPORATION, a Delaware corporation (the "BORROWER"), the Credit Support Parties (as hereafter defined) solely for purposes of Sections 4 and 5 hereof, the financial institutions listed on the signature pages hereof (each individually a "LENDER" and collectively the "LENDERS"), BANK OF AMERICA, N.A. ("BANK OF AMERICA"), in its capacity as resigning administrative agent for the Lenders, and CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as successor administrative agent for the Lenders, and is made with reference to that certain Amended and Restated Credit Agreement dated as of September 2, 2003 (as amended, the "CREDIT AGREEMENT"), by and among the Borrower, the Lenders party thereto, the other agents named therein and the Administrative Agent (as defined in the Credit Agreement). Capitalized terms used herein without definition shall have the respective meanings assigned such terms as set forth in the Credit Agreement.


                                    RECITALS

          WHEREAS, Bank of America desires to resign as the current Administrative Agent under the Credit Agreement and other Loan Documents, and the Borrower and the Lenders party hereto desire to appoint CIBC as the successor Administrative Agent.

          NOW, THEREFORE, in consideration of the foregoing recitals and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. RESIGNATION OF BANK OF AMERICA AS ADMINISTRATIVE AGENT; APPOINTMENT OF CIBC AS SUCCESSOR ADMINISTRATIVE AGENT; AMENDMENTS TO CREDIT AGREEMENT.

1.1  RESIGNATION OF ADMINISTRATIVE AGENT.

          Bank of America, in its capacity as the current Administrative Agent under the Credit Agreement, hereby gives notice to the Borrower and the Lenders pursuant to Section 9.09 of the Credit Agreement that, effective on and as of the Resignation Effective Date (as defined in Section 2 hereof), it resigns as the Administrative Agent under the Credit Agreement and the other Loan Documents. The Required Lenders, the Borrower and CIBC, by their execution hereof, hereby waive the thirty-day notice requirement set forth in Section 9.09 of the Credit Agreement for the resignation of the current Administrative Agent.

1.2  APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT.

     A. The Required Lenders and the Borrower hereby agree that, effective as of the Resignation Effective Date, CIBC, acting through one or more of its agencies, branches or affiliates, shall be appointed as the successor Administrative Agent under the Credit Agreement and the other Loan Documents, and CIBC hereby accepts such appointment. The Required Lenders, Bank of America, CIBC and the Borrower hereby agree that upon the effectiveness of the appointment of CIBC as the successor Administrative Agent under the Credit Agreement and the other Loan Documents, (i) CIBC as the successor Administrative Agent shall succeed to and become vested with all the rights, powers and duties of Bank of America as the resigning Administrative Agent, including its rights and powers as an L/C Issuer and as the Swing Line Lender, (ii) Bank of America shall be discharged from its appointment, power and duties as the Administrative Agent, and from its rights, powers and duties as an L/C Issuer (except with respect to any outstanding Letters of Credit issued by Bank of America as an L/C Issuer prior to the Resignation Effective Date, which Bank of America agrees, and the Required Lenders, CIBC and the Borrower acknowledge, may remain outstanding under the Credit Agreement until their respective expiry dates) and as the Swing Line Lender under the Credit Agreement and the other Loan Documents, and (iii) on and after such effectiveness, (x) all references to the "Administrative Agent" and "L/C Issuer" under the Credit Agreement, the Loan Documents and all other related documents shall mean and include CIBC as the Administrative Agent or an L/C Issuer, as applicable, and
(y) all references to the "Swing Line Lender" under the Credit Agreement, the Loan Documents and all other related documents shall mean and include CIBC Inc. as the Swing Line Lender.

     B. The Borrower and its Subsidiaries and Bank of America shall, at the Borrower's cost, make available to CIBC such documents and records and provide such assistance as CIBC may reasonably request for the purpose of performing its function as the successor Administrative Agent under the Credit Agreement, the other Loan Documents and all other related documents, and to effect the assignment of all Security Instruments and the Collateral from Bank of America as the resigning Administrative Agent to CIBC as the successor Administrative Agent under the Credit Agreement and the other Loan Documents, and shall take such other action and execute such other documents as CIBC may reasonably request with respect to the foregoing.

     C. The Borrower agrees to pay, and (to the extent received from the Borrower) Bank of America hereby agrees to distribute to the Lenders, all unpaid principal, interest and fees owing to any Lender with respect to the Loans for the March 31, 2004 Quarterly Fee Calculation Date on March 31, 2004 (rather than on April 7, 2004, the applicable Quarterly Fee Payment Date for such period); provided that Bank of America shall have delivered its calculations to the Borrower with respect to any such principal, interest and fees to be paid to the Lenders as set forth herein no later than 12:00 Noon (New York time) on March 30, 2004, and Bank of America hereby agrees to provide such calculations to the Borrower so long as the Borrower has not requested any Letters of Credit after 5:00 p.m. (New York time) on March 26, 2004.

     D. Notwithstanding the amendments set forth in Section 1.3 below, the provisions of Article IX and Sections 10.04 and 10.05 of the Credit Agreement shall continue to inure to the benefit of Bank of America as the resigning Administrative Agent as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Credit Agreement.

1.3  AMENDMENTS TO THE CREDIT AGREEMENT

     A.   AMENDMENTS TO ARTICLE I: DEFINITIONS AND ACCOUNTING TERMS

          (i) Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order

               "CIBC" means Canadian Imperial Bank of Commerce, acting through one or more of its agencies, branches or affiliates.

               "Citibank" means Citicorp North America, Inc.

          (ii) Section 1.01 of the Credit Agreement is further amended by amending and restating the following definitions to read in their entirety as follows:

               "L/C Issuer" means each of CIBC with respect to standby letters of credit, Citibank with respect to commercial letters of credit, Bank of America, N.A. with respect to any Letters of Credit issued prior to April 1, 2004, and (upon designation pursuant to Section 2.04(l)) the Designated L/C Issuer, each in their capacity as issuers of Letters of Credit hereunder, or any successor to any of them as an issuer of Letters of Credit hereunder.

               "Quarterly Fee Payment Date" means, with respect to any Quarterly Fee Calculation Date, the date that is five (5) days after such Quarterly Fee Calculation Date.

               "Swing Line Lender" means CIBC Inc., in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

          (iii) The definitions of "Bank of America", "BAS" and "Fleet" in
     Section 1.01 of the Credit Agreement are hereby deleted in their entirety.

          (iv) The definitions of "Administrative Agent", "Base Rate", "Cash Collateralize", and "Federal Funds Rate", in Section 1.01 of the Credit Agreement are each hereby amended by deleting the references to "Bank of America" appearing therein and substituting "CIBC" in place thereof.

          (v) The definition of "Agent-Related Persons" in Section 1.01 of the Credit Agreement is hereby amended by deleting the parenthetical "(including, in the case of Bank of America in its capacity as the Administrative Agent, BAS)" appearing therein.

          (vi) The definition of "Eurodollar Rate" in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (iii) appearing therein and substituting in place thereof the following:

               "(iii) if the rates referenced in the preceding subsections (i) and (ii) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, Continued or Converted by CIBC in its capacity as a Lender and with a term equivalent to such Interest Period that would be offered to CIBC in the London interbank eurodollar market at its request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period."

     B.   AMENDMENTS TO ARTICLE II: THE COMMITMENTS AND CREDIT EXTENSIONS

          (i) Section 2.03(b) of the Credit Agreement is hereby amended by deleting the references to "Bank of America" appearing therein and substituting the term "CIBC" in place thereof.

          (ii) Section 2.05(b) of the Credit Agreement is hereby amended by deleting the reference to "4:00 p.m." appearing in the second sentence thereof and substituting "2:30 p.m." in place thereof.

          (iii) Section 2.11 of the Credit Agreement is hereby amended by deleting the references to "Bank of America" appearing therein and substituting the term "CIBC" in place thereof.

     C.   AMENDMENTS TO SECTION IX: THE ADMINISTRATIVE AGENT

          (i) Sections 9.08 and 9.09 of the Credit Agreement are hereby amended by deleting the references to "Bank of America" appearing therein and substituting the term "CIBC" in place thereof.

     D.   AMENDMENTS TO SECTION X: MISCELLANEOUS

          (i) Section 10.07(j) of the Credit Agreement is hereby amended by deleting the references to "Bank of America" appearing therein and substituting the term "CIBC" in place thereof.

          (ii) Section 10.07(k) of the Credit Agreement is hereby amended by deleting the references to "Fleet" appearing therein and substituting the term "Citibank" in place thereof.

     E.   ADDITION OF EXHIBIT

          (i) EXHIBIT H: FORM OF LETTER OF CREDIT APPLICATION. Exhibit H to the Credit Agreement is hereby amending by adding thereto a new Exhibit H in the form of Annex A to this Amendment.

     F.   AMENDMENTS TO SCHEDULES

          (i) Schedule 10.02 of the Credit Agreement is hereby amended by deleting the contact information for Bank of America, N.A., as Administrative Agent, and substituting in place thereof the following:

          "Canadian Imperial Bank of Commerce, as Administrative Agent 425 Lexington Avenue
          New York, New York  10017
          Attn:  Agency Services Dept.
          Telecopy:  212-856-3763

          with a copy to:

          CIBC World Markets Corp.
          10880 Wilshire Blvd.
          Suite 1700
          Los Angeles, California  90024
          Telecopy:  310-446-3610"

1.4  AMENDMENTS TO THE GUARANTY AND SECURITY INSTRUMENTS

     A. On and after the Resignation Effective Date, all references to "Bank of America, N.A." in its capacity as Administrative Agent under the Guaranty and any Security Instrument shall be deemed to mean "Canadian Imperial Bank of Commerce".


SECTION 2. CONDITIONS TO EFFECTIVENESS OF RESIGNATION OF ADMINISTRATIVE AGENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT UNDER THE CREDIT AGREEMENT.

          Section 1 of this Amendment shall become effective on and as of April 1, 2004 upon the prior or concurrent satisfaction of all of the following conditions precedent (the "RESIGNATION EFFECTIVE DATE"):

          (a) CIBC, as the successor Administrative Agent, and Bank of America, as the resigning Administrative Agent, shall have each received executed counterparts of this Amendment from (i) the Required Lenders under the Credit Agreement, (ii) the Borrower and the other Credit Support Parties,
     (iii) Bank of America, as the resigning Administrative Agent, and (iv) CIBC, as the successor Administrative Agent;

          (b) the Borrower shall have delivered to CIBC, as successor Administrative Agent and successor Swing Line Lender, a Swing Line Revolving Loan Notice, which notice shall request a Swing Line Loan to be made on the Resignation Effective Date in an amount sufficient to payoff any outstanding Swing Line Loans provided by Bank of America as the Swing Line Lender prior to the Resignation Effective Date, and shall direct CIBC to pay such amount directly to Bank of America to retire any such outstanding Swing Line Loans provided by Bank of America; and

          (c) all reasonable fees and expenses payable to Bank of America, as Administrative Agent (including all accrued, reasonable fees and expenses of counsel to Bank of America in its role as the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses), and all outstanding Swing Line Loans provided by Bank of America shall have been paid in full and terminated.


SECTION 3. THE BORROWER'S REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders to enter into this Amendment and to consent to the appointment of CIBC as the successor Administrative Agent in
Section 1.2 and the amendments in Sections 1.3 and 1.4 relating thereto in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

     A. POWER AND AUTHORITY. The Borrower has all requisite power and authority to enter into this Amendment and all other documents to be delivered by the Borrower and the other Credit Support Parties pursuant to the Amendment (collectively, the "AMENDMENT DOCUMENTS"), and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the other Loan Documents as amended by the other Amendment Documents.

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the other Amendment Documents and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of the Loan Parties.

     C. NO CONFLICT. The execution and delivery by the Borrower and the Credit Support Parties of this Amendment and the other Amendment Documents, and the performance by the Borrower and the other Credit Support Parties of the Amended Agreement and other Loan Documents as amended by the other Amendment Documents, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Organization Documents of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any of its Subsidiaries (other than any such conflict, breach or default which could not reasonably be expected to result in a Material Adverse Effect), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than any Lien created under any of the Loan Documents in favor of the Administrative Agent), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries.

     D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower and the Credit Support Parties of this Amendment and the other Amendment Documents, and the performance by the Borrower and the Credit Support Parties of the Amended Agreement and the other Loan Documents as amended by the other Amendment Documents, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except as is necessary or required by the Administrative Agent under the Loan Documents to effect the assignment of all Security Instruments and the Collateral from Bank of America as the resigning Administrative Agent to CIBC as the successor Administrative Agent.

     E. BINDING OBLIGATION. This Amendment and other Amendment Documents have been duly executed and delivered by the Borrower and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article V of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Resignation Effective Date, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.


SECTION 4. ACKNOWLEDGEMENT AND CONSENT

          Each Guarantor listed on the signatures pages hereof (each, a "CREDIT SUPPORT PARTY") hereby acknowledges and agrees that each of the Guaranty and each Security Instrument (each, a "CREDIT SUPPORT Document") to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties applicable to such Guarantor contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Resignation Effective Date, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 5. MISCELLANEOUS

     A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the Resignation Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended or amended and restated by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     B. FEES AND EXPENSES. The Borrower acknowledges that all reasonable costs, fees and expenses as described in Section 10.04 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

     C. HEADINGS. Section and Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              JARDEN CORPORATION


                              By:/s/ Desiree DeStefano
                                 ---------------------------------
                              Name:  Desiree DeStefano
                              Title: Senior Vice President

                              THE CREDIT SUPPORT PARTIES:
                              HEARTHMARK, LLC, a Delaware limited liability
                                company
                              ALLTRISTA PLASTICS CORPORATION, an
                                Indiana corporation
                              ALLTRISTA NEWCO CORPORATION, an
                                Indiana corporation
                              LEHIGH CONSUMER PRODUCTS
                                CORPORATION, a Pennsylvania corporation
                              TILIA, INC. (successor by name change to Alltrista
                                Acquisition I, Inc.), a Delaware corporation
                              TILIA DIRECT, INC. (successor by name change to
                                Alltrista Acquisition II, Inc.), a Delaware
                                corporation
                              TILIA INTERNATIONAL, INC. (successor by name
                                change to Alltrista Acquisition III, Inc.), a Delaware corporation
                              QUOIN, LLC, a Delaware limited liability company O.W.D. INCORPORATED, a New York corporation
                              TUPPER LAKES PLASTICS, INCORPORATED,
                                a New York corporation


                              By: /s/ Desiree DeStefano
                                 -------------------------------
                              Name:  Desiree DeStefano
                              Title: Vice President

                              ALLTRISTA ZINC PRODUCTS, L.P., an Indiana limited partnership

                              By:  Alltrista Newco Corporation, a Indiana
                                   corporation, its general partner

                              By:  /s/ Desiree DeStefano
                                 --------------------------------
                              Name:  Desiree DeStefano
                              Title: Vice President

                                BANK OF AMERICA, N.A., as resigning
                                Administrative Agent


                                By:  /s/ Thomas R. Durham
                                   ---------------------------------
                                Name:  Thomas R. Durham
                                Title: Managing Director

                              CANADIAN IMPERIAL BANK OF COMMERCE,
                              as successor Administrative Agent


                              By:  /s/ Justin Sendak
                                 ---------------------------------
                                 Justin Sendak
                                 Managing Director
                                 CIBC World Markets Corp., AS AGENT


                              CIBC INC., as a Lender


                              By: /s/ Justin Sendak
                                 ---------------------------------
                                 Justin Sendak
                                 Managing Director
                                 CIBC World Markets Corp., AS AGENT

                           Bank of America N.A., as a Lender


                           By:   /s/ Thomas R. Durham
                              ---------------------------------
                           Name:  Thomas R. Durham
                           Title: Managing Director

                           Pinehurst Trading, Inc., as a Lender


                           By:    /s/ Ann E. Morris
                              ---------------------------------
                           Name:  Ann E. Morris
                           Title: Assistant Vice President

                           PPM Spyglass Funding Trust, as a Lender


                           By:    /s/ Ann E. Morris
                              ---------------------------------
                           Name:  Ann E. Morris
                           Title: Authorized Agent

                           PPM Shadow Creek Funding LLC, as a Lender


                           By:     /s/ Ann E. Morris
                              ---------------------------------
                           Name:   Ann E. Morris
                           Title:  Assistant Vice President

                           SRF Trading, Inc. as a Lender


                           By:    /s/ Ann E. Morris
                              ---------------------------------
                           Name:  Ann E. Morris
                           Title: Assistant Vice President

                           SRF 2000, Inc., as a Lender


                           By:     /s/ Ann E. Morris
                              ---------------------------------
                           Name:   Ann E. Morris
                           Title:  Assistant Vice President

                           Stanwich Loan Funding LLC, as a Lender


                           By:     /s/ Ann E. Morris
                              ---------------------------------
                           Name:   Ann E. Morris
                           Title:  Assistant Vice President

                           Centurion CDO VI, Ltd.
                           By: American Express Asset Management Group Inc. as Collateral Manager, as a Lender


                           By:    /s/ Leanne Stavrakis
                              ---------------------------------
                           Name:  Leanne Stavrakis
                           Title: Director - Operations

                           Centurion CDO II, Ltd.
                           By: American Express Asset Management Group Inc. as Collateral Manager, as a Lender


                           By:    /s/ Leanne Stavrakis
                              ---------------------------------
                           Name:  Leanne Stavrakis
                           Title: Director - Operations

                           Sequils - Centurion V, Ltd.
                           By: American Express Asset Management Group Inc. as Collateral Manager, as a Lender


                           By:    /s/ Leanne Stavrakis
                              ---------------------------------
                           Name:  Leanne Stavrakis
                           Title: Director - Operations

                           IDS Life Insurance Company
                           By: American Express Asset Management Group, Inc. as Collateral Manager, as a Lender


                           By:    /s/ Yvonne E. Stevens
                              ---------------------------------
                           Name:  Yvonne E. Stevens
                           Title: Senior Managing Director

                           American Express Certificate Company
                           By: American Express Asset Management Group, Inc. as Collateral Manager, as a Lender


                           By:      /s/ Yvonne E. Stevens
                              ---------------------------------
                           Name:    Yvonne E. Stevens
                           Title:   Senior Managing Director

                           Metropolitan Life Insurance Company, as a Lender


                           By:    /s/ James A. Wiviott
                              ---------------------------------
                           Name:  James A. Wiviott
                           Title: Director

                           MetLife Bank N.A., as a Lender


                           By:     /s/ Kenneth A. McIntire, Jr.
                              ---------------------------------
                           Name:   Kenneth A. McIntire, Jr.
                           Title:  Commercial Loan Officer

                           U.S. Bank National Association, as a Lender


                           By:    /s/ Daniel R. Kraus
                              ---------------------------------
                           Name:  Daniel R. Kraus
                           Title: Officer

                           Harris Trust and Savings Bank, as a Lender


                           By:    /s/ Betzaida Erdelyi
                              ---------------------------------
                           Name:  Betzaida Erdelyi
                           Title: Vice President

                           The Bank of New York, as a Lender


                           By:     /s/ Joanna S. Bellocq
                              ---------------------------------
                           Name:   Joanna S. Bellocq
                           Title:  Vice President

                           Carlyle High Yield Partners IV, Ltd., as a Lender


                           By:    /s/ Linda Pace
                              ---------------------------------
                           Name:  Linda Pace
                           Title: Managing Director

                           Carlyle High Yield Partners II, Ltd., as a Lender


                           By:    /s/ Linda Pace
                              ---------------------------------
                           Name:  Linda Pace
                           Title: Managing Director

                           Carlyle Loan Opportunity Fund, as a Lender


                           By:    /s/ Linda Pace
                              ---------------------------------
                           Name:  Linda Pace
                           Title: Managing Director

                           Carlyle High Yield Partners III, Ltd., as a Lender


                           By:    /s/ Linda Pace
                              ---------------------------------
                           Name:  Linda Pace
                           Title: Managing Director

                           Denali Capital LLC, managing member of
                           DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate, as a Lender


                           By:    /s/ John P. Thacker
                              ---------------------------------
                           Name:  John P. Thacker
                           Title: Chief Credit Officer

                           Trumbull THC Ltd., as a Lender


                           By:    /s/ Theresa Lynch
                              ---------------------------------
                           Name:  Theresa Lynch
                           Title: Assistant Vice President

                           National City Bank, as a Lender


                           By:    /s/ David G. McNeely
                              ---------------------------------
                           Name:  David G. McNeely
                           Title: Assistant Vice President

                           Simsbury CLO, Limited
                           By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life
                           Insurance Company as Collateral, as a Lender Manager


                           By:    /s/ David P. Wells
                              ---------------------------------
                           Name:  David P. Wells, CFA
                           Title: Managing Director

                           Massachusetts Mutual Life Insurance Company
                           By: David L. Babson & Company Inc. as Investment Adviser, as a Lender


                           By:    /s/ David P. Wells
                              ---------------------------------
                           Name:  David P. Wells, CFA
                           Title: Managing Director

                           Suffield CLO, Limited, as a Lender

                           By: David L. Babson & Company Inc. as Collateral Manager


                           By:    /s/ David P. Wells
                              ---------------------------------
                           Name:  David P. Wells, CFA
                           Title: Managing Director

                           Maplewood (Cayman) Limited, as a Lender
                           By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager


                           By:    /s/ David P. Wells
                              ---------------------------------
                           Name:  David P. Wells, CFA
                           Title: Managing Director

                           Bill & Melinda Gates Foundation, as a Lender
                           By: David L. Babson & Company Inc. as Investment Adviser


                           By:    /s/ David P. Wells
                              ---------------------------------
                           Name:  David P. Wells, CFA
                           Title: Managing Director

                           ELC (Cayman) Ltd. 2001-I, as a Lender
                           By: David L. Babson & Company Inc. as Collateral Manager


                           By:     /s/ David P. Wells
                              ---------------------------------
                           Name:   David P. Wells, CFA
                           Title:  Managing Director

                           ELC (Cayman) Ltd. 1999-III, as a Lender
                           By: David L. Babson & Company Inc. as Collateral Manager


                           By:    /s/ David P. Wells
                              ---------------------------------
                           Name:  David P. Wells, CFA
                           Title: Managing Director

                           ELC (Cayman) Ltd. 1999-II, as a Lender
                           By: David L. Babson & Company Inc. as Collateral Manager


                           By:    /s/ David P. Wells
                              ---------------------------------
                           Name:  David P. Wells, CFA
                           Title: Managing Director

                           APEX (IDM) CDO I, Ltd., as a Lender
                           By: David L. Babson & Company Inc. as Collateral Manager


                           By:    /s/ David P. Wells
                              ---------------------------------
                           Name:  David P. Wells, CFA
                           Title: Managing Director

                           Babson CLO Ltd. 2003-I, as a Lender
                           By: David L. Babson & Company Inc. as Collateral Manager


                           By:    /s/ David P. Wells
                              ---------------------------------
                           Name:  David P. Wells, CFA
                           Title: Managing Director

                           SunTrust Bank, as a Lender


                           By:    /s/ Heidi M. Khambatta
                              ---------------------------------
                           Name:  Heidi M. Khambatta
                           Title: Vice President

                           Columbia Floating Rate Limited Liability Company (f/k/a Stein Roe Floating Rate Limited Liability Company), as a Lender
                           By: Columbia Management Advisors, Inc. As Advisor



                           By:    /s/ Brian J. Murphy
                              ---------------------------------
                           Name:  Brian J. Murphy
                           Title: Vice President

                           Columbia Floating Rate Advantage Fund, as a Lender (f/k/a Liberty Floating Rate Advantage Fund)
                           By: Columbia Management Advisors, Inc., As Advisor



                           By:    /s/ Brian J. Murphy
                              ---------------------------------
                           Name:  Brian J. Murphy
                           Title: Vice President

                           Franklin Floating Rate Master Series, as a Lender Franklin Floating Rate Daily Access Fund
                           Franklin CLO IV, Limited


                           By:    /s/ Tyler Chan
                              ---------------------------------
                           Name:  Tyler Chan
                           Title: Vice President

                           Flagship CLO 2001, as a Lender
                           By: Flagship Capital Management, Inc.


                           By:    /s/ Colleen Cunniffe
                              ---------------------------------
                           Name:  Colleen Cunniffe
                           Title: Director

                           Flagship CLO II, as a Lender
                           By: Flagship Capital Management, Inc.


                           By:    /s/ Colleen Cunniffe
                              ---------------------------------
                           Name:  Colleen Cunniffe
                           Title: Director

                           Prometheus Investment Funding No. 1 Ltd., as a
                           Lender
                           By: HVB Credit Advisors LLC


                           By:    /s/ James T. Li
                              ---------------------------------
                           Name:  James T. Li
                           Title: Associate Director


                           By:    /s/ Thomas L. Mowat
                              ---------------------------------
                           Name:  Thomas L. Mowat
                           Title: Director

                           Pamco Cayman Ltd, as a Lender
                           By: Highland Capital Management, L.P.
                           As Collateral Manager


                           By:    /s/ Todd Travers
                              ---------------------------------
                           Name:  Todd Travers
                           Title: Senior Portfolio Manager
                                  Highland Capital Management, L.P.

                           Loan Funding IV, LLC, as a Lender
                           By: Highland Capital Management, L.P.
                           As Portfolio Manager


                           By:     /s/ Todd Travers
                              ---------------------------------
                           Name:   Todd Travers
                           Title:  Senior Portfolio Manager
                                   Highland Capital Management, L.P.

                           East West Bank, as a Lender


                           By:      /s/ Nancy A. Moore
                              ---------------------------------
                           Name:    Nancy A. Moore
                           Title:   East West Bank

                           Emerald Orchard Limited, as a Lender


                           By:     /s/ Stacey Malek
                              ---------------------------------
                           Name:   Stacey Malek
                           Title:  Attorney in Fact

                           Toronto Dominion (New York), Inc., as a Lender


                           By:     /s/ Stacey Malek
                              ---------------------------------
                           Name:   Stacey Malek
                           Title:  Vice President

                           Oak Hill Credit Partners II, Limited
                           By: Oak Hill CLO Management II, LLC,
                               as Investment Manager


                           By:      /s/ Scott D. Krase
                              ---------------------------------
                           Name:    Scott D. Krase
                           Title:   Authorized Signatory

                           Nomura Bond & Loan, as a Lender


                           By: /s/
                              ---------------------------------
                           Name:
                           Title:


                           By: UFJ Trust Bank Limited
                               as Trustee
                           By: Nomura Corporate Research and
                               Asset Management Inc.
                               Attorney in Fact

                           Clydesdale CLO 2001-1, Ltd., as a Lender


                           By: /s/
                              ---------------------------------
                           Name:
                           Title:


                            Nomura Corporate Research
                           and Asset Management Inc.
                                       as
                               Collateral Manager

                           Clydesdale CLO 2003-I, Ltd., as a Lender


                           By: /s/
                              ---------------------------------
                           Name:
                           Title:


                            Nomura Corporate Research
                           and Asset Management Inc.
                                       as
                                      Agent

                           Magnetite V CLO, Limited, as a Lender


                           By:    /s/ Tom Colwell
                              ---------------------------------
                           Name:  Tom Colwell
                           Title:

                           Magnetite IV CLO, Limited, as a Lender


                           By:     /s/ Tom Colwell
                              ---------------------------------
                           Name:  Tom Colwell
                           Title:

                           Blackrock Limited Duration Income Trust, as a Lender


                           By:     /s/ Tom Colwell
                              ---------------------------------
                           Name:  Tom Colwell
                           Title: